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EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002

(18 U.S.C. §1350)
In connection with OFG Bancorp’s annual report on Form

10-K for the year ended December

31, 2020, as filed with the
Securities and Exchange Commission

on the date hereof (the “Report”),

I, José Rafael Fernández, President

and Chief Executive
Officer of OFG Bancorp, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act

of 2002 (18 U.S.C. §1350), that:

(1)

The Report fully complies with the

requirements of Section 13(a) or

15(d) of the Securities Exchange

Act of 1934; and

(2)

The information contained in the

Report fairly presents, in all material

respects, the financial condition and

results of
operations of OFG Bancorp.

In witness whereof, I execute this

certification in San Juan, Puerto

Rico, this 26th day of February

2021.

By:

/s/ José Rafael Fernández

José Rafael Fernández

President and Chief Executive

Officer